SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       September 27, 2016
                         Date of Report
               (Date of Earliest Event Reported)

                      LEGALL HOLDINGS INC.
        (Exact Name of Registrant as Specified in its Charter)

                GARNET ISLAND ACQUISITION CORPORATION
       (Former Name of Registrant as Specified in its Charter)

 Delaware                   000-55636                   81-2355761
(State or other       (Commission File Number)      (IRS Employer
jurisdiction           of incorporation)           Identification No.)

                    2215 North Wood Avenue
                  Linden, New Jersey 07036
         (Address of principal executive offices) (zip code)

                        908-448-1222
          (Registrant's telephone number, including area code

                     215 Apolena Avenue
               Newport Beach, California 92662
        (Former Address of Principal Executive Offices)

  ITEM 5.03     Amendments to Articles of Incorporation

    The shareholders of the Corporation and the Board of Directors unanimously approved the change of the Registrant's name to LeGall Holdings Inc. and filed such change with the State of Delaware.


                          SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                           GARNET ISLAND ACQUISITION CORPORATION
Date: September 27, 2016                  /s/  James Cassidy
                                               President